                                                                    EXHIBIT 1.1


                                TOYS "R" US, INC.

                                 DEBT SECURITIES

                         FORM OF UNDERWRITING AGREEMENT


                                                                    _____, 2003



[________]
[________]

As Representatives of the Several Underwriters
[________]

Dear Sirs:


         1. Introductory. Toys "R" Us Inc., a Delaware corporation (the "Company"), proposes to issue and sell up to $800,000,000 aggregate initial public offering price of its debt securities (the "Securities"), from time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale.

         The Securities will be issued in one or more series as senior unsecured indebtedness under an Indenture (the "Indenture") dated as of May 28, 2002 between the Company and The Bank of New York, as Trustee (the "Trustee"). Each series of Securities may vary, as applicable, as to title, aggregate principal amount, ranking, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or repayment provisions, sinking fund requirements, conversion provisions and any other terms and conditions established by or pursuant to the Indenture.

         Whenever the Company determines to make an offering of Securities through [_________] (together, the "Representatives"), or through an underwriting syndicate managed by the Representatives, the Company will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, the Representatives and such other underwriters, if any, selected by the Representatives (the "Underwriters," which term shall include the Representatives, whether acting as the only Underwriters or as members of an underwriting syndicate, as well as any Underwriter substituted pursuant to Section 8 hereof). The Terms Agreement relating to the offering of Securities shall specify the aggregate principal amount of Securities to be initially issued (the "Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 8 hereof) and the name of any Underwriter other than the Representatives acting as co-manager in connection with such offering, the number or aggregate principal amount, as the case may be, of Underwritten Securities which each such Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Underwritten Securities and any other material variable terms of the Underwritten Securities. The Terms Agreement, which may be in the form of Exhibit A hereto or in such other form as may be agreed between the Company and the Underwriters, may take the form of an exchange of any standard form of written telecommunication between the Company and the Representatives, acting for themselves and, if applicable, as representatives of any other Underwriters. Each offering of Underwritten Securities through the Representatives as the only Underwriters or through an underwriting syndicate managed by the Representatives will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement.


                                       1
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         2. Representations and Warranties of the Company. The Company
represents and warrants to the Representatives, as of the date hereof, and to each Underwriter named in the applicable Terms Agreement, as of the date thereof and as of each Closing Date (as defined below) that:

                  (a) A registration statement on Form S-3 (No. 333-[______]) relating to the Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") for the registration of the Securities under the Securities Act of 1933, as amended ("Securities Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the Securities Act (the "Securities Act Regulations"). The registration statement has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Company has filed such post-effective amendments thereto as may be required prior to the execution of the applicable Terms Agreement and each such post-effective amendment has been declared effective by the Commission.

                  The registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the Securities Act Regulations (the "Rule 430A Information") or Rule 434(d) of the Securities Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Underwritten Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the execution of the applicable Terms Agreement; provided, further, that if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the Securities Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations and was used after such effectiveness and prior to the execution and delivery of the applicable Terms Agreement.


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                  For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other similar expressions) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, prior to the execution of the applicable Terms Agreement; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, after the execution of the applicable Terms Agreement.

                  (b) The Company meets the requirements for use of Form S-3 under the Securities Act. No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  The Registration Statement, as of its effective date, conformed in all material respects to the requirements of the Securities Act and the Securities Act Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, as of the time of filing pursuant to Rule 424(b), will conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and the Prospectus, as of its issue date and as of the Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

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                  (c) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied or will comply, as the case may be, as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations").

                  (d) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Agreement and the applicable Terms Agreement; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be in good standing or to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, properties, results of operations or financial condition of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

                  (e) Each of Toys "R" Us-Delaware, Inc. and Toys "R" Us Holdings, plc (United Kingdom) (which are the only subsidiaries of the Company that constitute "significant subsidiaries" as such term is defined in Rule 1-02 of Regulation S-X) ("Significant Subsidiary")) has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each Significant Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be in good standing or to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each Significant Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and security interests, except as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (f) If the Prospectus contains a "Capitalization" section, the Company has the authorized, issued and outstanding capitalization as set forth under such section as of the dates set forth therein.

                  (g) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (h) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Company, except such as have been obtained or made under the Securities Act, the Exchange Act, the Trust Indenture Act and such as may be required under state or foreign securities or Blue Sky laws or where the failure to obtain such consent, approval, authorization or filing would not, individually or in the aggregate, have a Material Adverse Effect.

                  (i) The execution, delivery and performance of this Agreement and the applicable Terms Agreement and the Indenture and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, any rule, regulation or order of any governmental authority, agency or body or any court (domestic or foreign) having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties, or (b) any agreement or instrument to which the Company or any such Significant Subsidiary is a party or by which the Company or any such Significant Subsidiary is bound or to which any of the properties of the Company or any such Significant Subsidiary is subject, or (c) the Restated Certificate of Incorporation or Restated By-laws of the Company, except, in the case of clauses (a) and (b) only, for such breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (j) This Agreement has been, and the applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by the Company.

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                  (k) Except as disclosed in the Prospectus, the Company and its
         Significant Subsidiaries have good and marketable title to all real properties and all personal property owned by them, respectively, in each case free from liens, encumbrances and defects that would materially and adversely affect the value thereof or materially and adversely interfere with the use made or to be made thereof by them, except as would not, individually or in the aggregate, have a Material Adverse Effect; and except as disclosed in the Prospectus, the Company and its Significant Subsidiaries hold any leased real property or buildings under valid and enforceable leases with no material exceptions that would materially interfere with the use made or to be made thereof by them, except as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (l) The Company and its Significant Subsidiaries possess or have obtained all licenses, certificates, authorizations or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit that would, individually or in the aggregate, have a Material Adverse Effect.

                  (m) No labor dispute with the employees of the Company or any of its Significant Subsidiaries exists or, to the knowledge of the Company, is threatened that would, individually or in the aggregate, have a Material Adverse Effect.

                  (n) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that would, individually or in the aggregate, have a Material Adverse Effect.

                  (o) Except as disclosed in the Prospectus, there are no legal or government actions, suits or proceedings pending against or affecting the Company or any of its Significant Subsidiaries or any of their respective properties that would, individually or in the aggregate, have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement; and to the Company's knowledge, no such actions, suits or proceedings are threatened or, contemplated by governmental authorities or threatened by others.

                  (p) Ernst & Young LLP, who have certified the audited financial statements of the Company and its subsidiaries incorporated by reference in the Registration Statement and the Prospectus are independent public accountants as required by the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations.

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                  (q) The financial statements, together with the related notes and schedules, incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their consolidated results of operations and changes in consolidated cash flows, for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

                  (r) Except as disclosed in the Prospectus, since the date as of which information is given therein, there has been no material adverse change, nor any development or event involving a prospective material adverse change in the business, properties, results of operations or financial condition of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (s) The Company is not and, after giving effect to the offering and sale of the Underwritten Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in, and subject to regulation under, the Investment Company Act of 1940.

                  (t) The Company and its Significant Subsidiaries have filed all federal, state, local and foreign tax returns that have been required to be filed or has duly requested extensions thereof, except to the extent that any failure to file or request for extension would not, individually or in the aggregate, have a Material Adverse Effect. The Company and its Significant Subsidiaries have paid all taxes shown as due on such filed tax returns (including any related assessments), except to the extent that any such taxes or assessments are being contested in good faith and by appropriate proceedings, or to the extent that any failure to pay would not, individually or in the aggregate, have a Material Adverse Effect.

                  (u) The Underwritten Securities have been, or as of the date of the applicable Terms Agreement will have been, duly authorized by the Company, and, when the Underwritten Securities are duly executed and delivered by the Company against payment therefor as set forth herein and upon due authentication thereof by the Trustee, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or law) and (iii) an implied covenant of good faith and faith dealing. The Underwritten Securities will conform, when issued, in all material respects to the description thereof contained in the Prospectus.

                  (v) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or law) and (iii) an implied covenant of good faith and fair dealing. The Indenture conforms in all material respects to the description thereof contained in the Prospectus.

         3. Purchase, Sale and Delivery of Underwritten Securities. The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements herein contained and shall be subject to the terms and conditions herein set forth.

         The Company will deliver the Underwritten Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in federal (same day) funds by wire transfer to an account at a bank reasonably acceptable to the Representatives drawn to the order of the Company at the office of Shearman & Sterling, 599 Lexington Avenue, New York, N.Y. 10022 or at such other place as shall be agreed upon by the Company and the Representatives, at 9:00 A.M., New York City time on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 8 hereof), or at such other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the "Closing Date." For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date shall be the settlement date for payment of funds and delivery of securities for all the Underwritten Securities sold pursuant to an offering. The certificates for the Underwritten Securities so to be delivered will be in definitive form, in such denominations and registered in such names as the Representatives shall request and will be made available for checking and packaging at the above office of Shearman & Sterling not later than 2:00 P.M. (New York City time) on the business day prior to the Closing Date.

         It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. The Representatives, each individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

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         4. Offering by Underwriters. It is understood that the several
Underwriters propose to offer the Underwritten Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company. The Company agrees with the Representatives and with each Underwriter participating in the offering of Underwritten Securities that:

                  (a) The Company will prepare (in a form reasonably approved by the Representatives) and file the Prospectus with the Commission pursuant to and in accordance with the applicable subparagraph of Rule 424(b) under the Securities Act not later than the second business day following the execution and delivery of the Terms Agreement applicable to the Underwritten Securities or, if applicable, such earlier time as may be required by such rule). The Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b).

                  (b) The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will provide the Representatives with copies thereof and will not effect any such amendment or supplement (other than filings pursuant to the Exchange Act) to which the Representatives reasonably object after reasonable opportunity for review of such amendment or supplement. To the extent the distribution of Underwritten Securities has not been completed, the Company will be required to provide the Representatives with reports that it is required to file with the Commission under the Exchange Act. The Company will also advise the Representatives promptly of the effectiveness of any post-effective amendment to the Registration Statement or the filing of any amendment or supplement to the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a Prospectus is required to be delivered under the Securities Act in connection with sales by any Underwriter, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time when a Prospectus is required to be delivered under the Securities Act in connection with sales by any Underwriter to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives of such event, and will promptly prepare and file with the Commission, at its own expense (or, if such time is in excess of nine months from the date of the applicable Terms Agreement, at the expense of the Underwriters), an amendment or supplement that will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the effective date of the Registration Statement which will satisfy the provisions of Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 under the Securities Act). For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

                  (e) The Company will, as promptly as reasonably practicable after the date of the Terms Agreement applicable to the Underwritten Securities, furnish to each Underwriter copies of the Registration Statement (one of which will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Underwritten Securities is required to be delivered under the Securities Act in connection with sales by any Underwriter, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as such Underwriter reasonably requests. The Company will, subject to the terms hereof, pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) The Company will use its reasonable best efforts to arrange for the qualification of the Underwritten Securities for sale under the laws of such jurisdictions as the Representatives reasonably designate and will continue such qualifications in effect so long as required for the distribution of the Securities; provided, however, that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

                  (g) The Company will pay all expenses incident to the performance of its obligations under this Agreement and the applicable Terms Agreement, including (i) the fees and expenses of the Trustee (including the reasonable fees and disbursements of its counsel); (ii) any filing fees and other expenses (including reasonable fees and disbursements of counsel to the Underwriters) incurred in connection with qualification of the Underwritten Securities for sale under the laws of such jurisdictions as the Representatives reasonably designate and the printing of memoranda relating thereto; (iii) the printing and delivery to the Underwriters of copies of each preliminary prospectus and the Prospectus and any amendments or supplements thereto, subject to the terms hereof; (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents; (v) any filing fee incident to any review by the National Association of Securities Dealers, Inc. of the Underwritten Securities; (vi) any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting "roadshow" meetings with prospective purchasers of the Underwritten Securities; and (vii) expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters, subject to the terms hereof. Except to the extent, if any, set forth in Section 9, the Company shall not be responsible to pay any expenses of the Underwriters incident to the performance of their obligations under this Agreement and the applicable Terms Agreement, including, without limitation, the fees and disbursements of counsel to the Underwriters and the travel expenses of representatives of the Underwriters in connection with any such "roadshow" meetings.

                  (h) Between the date of the applicable Terms Agreement and the Closing Date or any other date specified in such Terms Agreement, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to the Securities specified in such Terms Agreement, or publicly disclose its intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives, if and as specified in the applicable Terms Agreement.

                  (i) The Company will use its reasonable best efforts to arrange for the Underwritten Securities, when issued, to be authorized for listing on The New York Stock Exchange if and as specified in the applicable Terms Agreement.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company herein, as of the date of such Terms Agreement and as of the Closing Date, to the accuracy of the statements of Company officers made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) The Representatives shall have received a letter at the time of execution of the applicable Terms Agreement of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Securities Act and the Securities Act Regulations thereunder and stating substantially to the effect that:

                           (i) in their opinion the financial statements and
                  schedules examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

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                           (ii) on the basis of a reading of the latest
                  available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                           (A) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of the applicable Terms Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                           (B) for the period from the date of the latest income statement included in the Prospectus to the date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year in consolidated net sales or net operating income or consolidated net income, except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (iii) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Registration Statement (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                           (b) The Representatives shall have received a letter,
                  dated such Closing Date, of Ernst & Young LLP which meets the requirements of Section 6(a), except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                           (c) The Registration Statement shall have become
                  effective under the Securities Act and the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement; and prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

                           (d) Subsequent to the execution and delivery of this
                  Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the business, properties, results of operations or financial condition of the Company and its subsidiaries taken as a whole, which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Underwritten Securities; (ii) any material and adverse change in U.S. or international financial, political or economic conditions as would, in the judgment of a majority in interest of the Underwriters including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Underwritten Securities, whether in the primary market or in respect of dealings in the secondary market; (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such Exchange, or any suspension of trading of any securities of the Company on such Exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. federal or New York authorities; (v) any material and adverse disruption of settlements of securities or clearance services in the United States or (vi) any attack on, outbreak or escalation of hostilities or material act of terrorism involving, the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Underwritten Securities.

                           (e) The Representatives shall have received an
                  opinion, dated such Closing Date, of Simpson Thacher & Bartlett, counsel for the Company, substantially as set forth in Exhibit B hereto.

                           (f) The Representatives shall have received an
                  opinion, dated such Closing Date, of Christopher K. Kay, Esq., Executive Vice President--Operations and General Counsel of the Company, substantially to the effect that:

                                    (i) to such counsel's knowledge, the Company
                           is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect;

                                    (ii) all outstanding shares of the Common
                           Stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable;

                                    (iii) to such counsel's knowledge, there are
                           no contracts or agreements between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to include any securities of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement; and

                                    (iv) to the knowledge of such counsel, there
                           is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement or the Prospectus which is not adequately described as required.

         Such opinion shall be limited in all respects to matters governed by the Delaware General Corporation Law and the federal laws of the United States of America. Such counsel may rely as to certain matters of fact, to the extent he deems proper, on certificates of officers of the Company and public officials.

                  (g) The Representatives shall have received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions dated such Closing Date, with respect to the issuance and sale of the Underwritten Securities delivered on such Closing Date, the Registration Statement, the Prospectus, the Indenture, the Securities and other related matters as the Underwriters may reasonably request, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (h) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects; (ii) the Company has complied in all material respects, with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; (iv) the Rule 462(b) Registration Statement (if any) satisfying the requirements of subparagraphs (1) and
         (3) of Rule 462(b) under the Securities Act was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Securities Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and (v) since the date as of which information is given in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the business, properties, results of operations or financial condition of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (i) Prior to or on the Closing Date, the Underwritten Securities shall have been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Underwriters, if and as specified in the applicable Terms Agreement.

                  (j) At the Closing Date, the Underwritten Securities shall have the ratings accorded by any "nationally recognized statistical rating organization" (as defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act Regulations) if and as specified in the applicable Terms Agreement, and the Company shall have delivered to the Representatives evidence reasonably satisfactory to the Representatives, confirming that the Underwritten Securities have such ratings. Since the time of execution of such Terms Agreement, there shall not have occurred a downgrading in, or withdrawal of, the rating assigned to the Underwritten Securities, if any, or any of the Company's other debt securities by any such rating organization.

         The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will, subject to Section 7(c), reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred (it being understood, however, that the Company shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters, directors, partners, officers and controlling persons, which firm shall be designated in writing by the Representatives); provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein; provided further, that with respect to any untrue statement or alleged untrue statement or omission or alleged omission of material fact made in any preliminary prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Underwriter (or its partners, directors, officers or controlling persons) from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter (or its partners, directors, officers or controlling persons) occurs under the circumstance the untrue or alleged untrue statement or omission or alleged omission of a material fact contained in the preliminary prospectus was corrected in the Prospectus and there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus.

                  (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under this
         Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under Section 7(a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under Section 7(a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. No indemnifying party shall be liable for any settlement of any such action effected without the indemnifying party's written consent (which consent shall not be unreasonably withheld), unless, (i) such settlement is entered into more than 30 days after receipt by the indemnifying party of written notice of the proposed settlement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 20 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 7(a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 7(d). Notwithstanding the provisions of this
         Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 7(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                  (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director or officer of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Underwritten Securities hereunder on any Closing Date and the aggregate principal amount of Underwritten Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Underwritten Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Underwritten Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Underwritten Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate principal amount of Underwritten Securities with respect to which such default or defaults occur exceeds 10% of the total number of Underwritten Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of such Underwritten Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default. In the event of any such default which does not result in a termination of the applicable Terms Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Underwritten Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Underwritten Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to
Section 7 shall remain in effect, and if any Underwritten Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Underwritten Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to
Section 8 or the occurrence of any event specified in clause (ii), (iii), (iv),
(v) or (vi) of Section 6(d), the Company will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Underwriters) reasonably incurred by them in connection with the offering of the Underwritten Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives c/o [________]; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 461 From Road, Paramus, New Jersey 07652, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter. The Representatives shall promptly furnish the address of any Underwriter upon the request of the Company.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with offerings of Underwritten Securities, and any action under this Agreement taken by the Representatives will be binding upon all the Underwriters.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         The Company hereby submits to the non-exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                TOYS "R" US, INC.

                                By:
                                    ------------------------------------
                                Name:
                                Title:

The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the date first above written


[_________________]

By:  ________________________
Name:
Title:


[_________________]

By:  ________________________
Name:
Title:


Acting on behalf of themselves and as the Representatives of the several Underwriters.

                                                                      EXHIBIT A

                                Toys "R" Us, Inc.

                                 Debt Securities


                             FORM OF TERMS AGREEMENT

                                                                 ________, 200_

To:      Toys "R" Us, Inc.
         461 From Road
         Paramus, New Jersey 07652

Ladies and Gentlemen:


         We understand that Toys "R" Us, Inc., a Delaware corporation (the "Company"), proposes to issue and sell $__________ aggregate principal amount of its senior debt securities (the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, we [the underwriters named below (the "Underwriters")] offer to purchase [, severally and not jointly,] the [principal amount of] Underwritten Securities [opposite their names set forth below] at the purchase price set forth below.


                                                     [Principal Amount]
Underwriter                                          of Underwritten Securities
-------------------------------------------------------------------------------




Total                                              __________
                                                   ----------
                                                   [$]
                                                   ==========

         The Underwritten Securities shall have the following terms:

Title:

Ranking:

Aggregate principal amount:

Form and Denominations:

Currency of payment:

Interest rate or formula:

Interest payment dates:

Regular record dates:

Stated maturity date:

Redemption provisions:

Sinking fund requirements:

Conversion provisions:

Listing requirements (if any):

Ratings:

Clear-market provision:

Type of offering:  [Fixed] [Variable] price offering

Initial public offering price per Security (if fixed price offering): ____ % of the principal amount, plus accrued interest [and amortized original issue discount], if any, from __________.

Purchase price per Security payable by Underwriters: _____ % of principal amount, plus accrued interest [and amortized original issue discount], if any, from __________.

Closing Date and location:

Other terms and conditions:

         Please accept this offer no later than ______ P.M. (New York City time) on _____________ by signing a counterpart of this Terms Agreement in the space set forth below and returning the signed counterpart to us.

                                              Very truly yours,

                                              [_________________]
                                              By: ____________________
                                                    Name:
                                                    Title:

                                              [_________________]
                                              By: ____________________
                                                    Name:
                                                    Title:

                                              [Acting on behalf of themselves
                                              and the other named Underwriters.]
Accepted:

TOYS "R" US, INC.

By:
   ---------------------------------
      Name:
      Title:

                                                                      EXHIBIT B

   [Form of Opinion of Simpson Thacher & Bartlett to be delivered pursuant to
                                 Section 6(e)]

1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware.

2. The Indenture has been duly authorized, executed and delivered by the Company and qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

3. The Underwritten Securities have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Underwriting Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

4. The statements in the Prospectus under the caption "Description of Debt Securities," insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

5. The statements set forth in the Prospectus under the caption "United States Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

6. The issue and sale of the Underwritten Securities by the Company and the compliance by the Company with all of the provisions of the Underwriting Agreement will not breach or result in a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement, nor will such action violate the Restated Certificate of Incorporation or Amended and Restated By-laws, as amended, of the Company or any U.S. Federal or New York state statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any U.S. Federal or New York state statute or the Delaware General Corporation Law or any order known to us issued pursuant to any U.S. Federal or New York state statute or the Delaware General Corporation Law by any court or governmental agency or body or court having jurisdiction over the Company, any of the Company's Significant Subsidiaries or any of their properties.

7. No consent, approval, authorization, order, registration or qualification of or with any U.S. Federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to our knowledge, any U.S. Federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the issue and sale of the Underwritten Securities by the Company and the compliance by the Company with the provisions of the Underwriting Agreement, except for the registration of the Underwritten Securities under the Securities Act and the Exchange Act, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Underwritten Securities by the Underwriters.

8. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

9. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

The opinions referred to in subparagraphs (2) and (3) above may be subject (i) to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

The opinion letter shall also contain a statement substantially to the following effect: (i) such counsel is of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Securities Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and that the documents filed under the Exchange Act and incorporated by reference, or deemed to be incorporated by reference, therein, if any (the "Exchange Act Documents"), complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder (except that in each case such counsel need not express any opinion with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) such counsel has no reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission on such effective date) or as of the date of filing of the Annual Report on Form 10-K of the Company for the most recent fiscal year, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any belief with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents).